Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Global Mainframe Corp.
 (the "Company") on Form 20-F for the period ended April 30,
 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steve Turcotte,
Chief Executive Officer (Principal Executive Officer), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of
 Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 13, 2007


/s/ Steve Turcotte
Name: Steve Turcotte
Title:  Chief Executive Officer (Principal Executive Officer)